                                                                   Exhibit 10.01

                               PLACEMENT AGREEMENT

                                      among

                       QUANTA CAPITAL STATUTORY TRUST II,
                                     Issuer

                          QUANTA CAPITAL HOLDINGS LTD.,
                                     Sponsor

                                       and

                              COHEN BROS. & COMPANY

                                 Placement Agent

                          Dated as of February 22, 2005

     PLACEMENT AGREEMENT, dated as of February 22, 2005 (this "Agreement"), among Quanta Capital Statutory Trust II, a statutory trust created under the laws of the State of Delaware (the "Issuer"), Quanta Capital Holdings Ltd., a
Bermuda corporation, as Sponsor under the Declaration, as defined below (the
"Sponsor" and, together with the Issuer, the "Trust Parties"), and Cohen Bros. &
Company, as placement agent (the "Placement Agent").

     WHEREAS, the Issuer proposes to issue U.S. $20,000,000 Trust Preferred
Securities Due June 15, 2035 (the "Securities");

     WHEREAS, the Securities will be issued pursuant to an Amended and Restated
Declaration of Trust to be dated as of February 24, 2005 (the "Declaration"), among Quanta Capital Holdings Ltd., as Sponsor, JPMorgan Chase Bank, N.A., as
Institutional Trustee, Chase Manhattan Bank USA, National Association, as
Delaware Trustee, and the Administrators named therein;

     WHEREAS, the Issuer has agreed not later than the February 24, 2005
("Closing Date"), to provide the Placement Agent with a copy of the Declaration and any other documents required to be delivered pursuant to the terms hereof or the Declaration;

     WHEREAS, the Issuer will use the proceeds from the sale of the Securities to purchase Debentures (as defined in the Declaration); and

     WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Declaration;

     NOW IT IS HEREBY AGREED as follows:

          1. PLACEMENT OF SECURITIES; COMPENSATION.

          (a) On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties herein set forth, the Issuer hereby appoints the Placement Agent as placement agent to place Securities, and the Placement Agent hereby accepts such appointment. From the date hereof until any termination of the Placement Agent's obligations hereunder, the Placement
Agent shall use its reasonable efforts to place Securities with investors permitted by the terms hereof.

          (b) The Securities shall be issued and sold free from all liens, charges and encumbrances, equities and other third party rights of any nature whatsoever, together with all rights of any nature.

          (c) As compensation for the placement services to be provided by the
Placement Agent hereunder, the Issuer shall pay to the Placement Agent a fee in an amount as agreed upon between the Issuer and the Placement Agent. Following payment in full to the Placement Agent of all fees earned hereunder, the Issuer shall have no further obligation hereunder to the Placement Agent with respect to any fee. Such fees shall be due and payable upon sale and issuance of the
Securities. The Issuer shall have no obligation to pay any fees with respect to any placement of the Securities which is not completed. No fee payable to any other

placement agent by the Issuer or any other entity shall reduce or otherwise affect the fees payable hereunder to the Placement Agent.

          2. CLOSING. On the Closing Date, delivery of and payment for the
Securities shall be made at the offices of JPMorgan Chase Bank, National
Association or Merrill Lynch International, as applicable, and or such other location or locations as shall be mutually acceptable to the parties hereto.
Delivery of the Securities shall be made against payment of the purchase price therefor to the order of the Issuer in same day funds by transfer to an account designated by the Sponsor or by such other means in same day funds as shall be acceptable to the Placement Agent and Sponsor. Such payment shall be made upon authorization from the Placement Agent (such authorization to be given if the conditions to the Placement Agent's obligations set forth herein are either satisfied or waived) against delivery of the Securities. The Securities will be in the form requested by the Placement Agent in accordance with the terms of the
Declaration.

          3. PAYMENT OF EXPENSES. The Sponsor agrees to pay all costs and expenses incident to the performance of the obligations of the Sponsor and the
Issuer under this Placement Agreement, whether or not the transactions contemplated herein are consummated or this Placement Agreement is terminated, including all costs and expenses incident to (i) the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (ii) the fees and expenses of qua1ifying the Securities under the securities laws of applicable jurisdictions, and (iii) the fees and expenses of the counsel, the accountants and any other experts or advisors retained by the
Sponsor or the Issuer.

     Notwithstanding the foregoing, if the sale of the Securities provided for in this Placement Agreement is not consummated because any condition set forth herein to be satisfied by either the Sponsor or the Issuer is not satisfied, because this Placement Agreement is terminated pursuant to Section 10 or because of any failure, refusal or inability on the part of the Sponsor or the Issuer to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by a reason of a default by the Placement
Agent, the Sponsor will reimburse the Placement Agent upon demand for all reasonable out-of-pocket expenses (including the fees and all reasonable expenses of special counsel retained by the Placement Agent, which fees and expenses shall not exceed $12,500) that shall have been incurred by the
Placement Agent in connection with the proposed placement of the Securities. The
Sponsor shall not in any event be liable to the Placement Agent for the loss of anticipated profits from the transactions contemplated by this Placement
Agreement.

          4. REPRESENTATIONS AND WARRANTIES. Each Trust Party hereby represents, warrants and agrees to and with the Placement Agent that, as of the Closing
Date, and as to itself only and not as to the other:

          (a) with respect to the Issuer, it is duly formed and validly existing under the laws of the State of Delaware and, with respect to the Sponsor, and its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X) (the
"Significant Subsidiaries"), each is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, in each case, with all requisite power and authority to own or transfer, as applicable, the Debentures, to conduct its business as required under the Declaration, this
Agreement or any

                                      -2-

other documents relating to or otherwise in connection with the issue and sale of the Securities (collectively, the "Transaction Documents") and to perform its obligations hereunder and under each Transaction Document, and is lawfully qualified to do business and is in good standing in those jurisdictions in which it conducts business and where the failure to be so qualified or in good standing would have a material adverse effect on the condition (financial or otherwise), earnings or business of such Trust Party, whether or not occurring in the ordinary course of business, or would otherwise be material in context of the issuance of the Securities ("Material Adverse Effect");

          (b) this Agreement has been duly authorized, executed and delivered by such Trust Party and constitutes, and each of the Transaction Documents to which such Trust Party is a party has been duly authorized by such Trust Party and, when duly executed and delivered by the Placement Agent and the other parties thereto (if any), on the Closing Date, will constitute, legal, valid and binding obligations of such Trust Party, except as such obligations may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and the application of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (c) neither the Issuer nor the Sponsor nor any of the Significant
Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws or other governing documents (including without limitation, the Declaration);

          (d) all of the issued and outstanding capital stock of the Sponsor has been duly authorized and validly issued and is fully paid and nonassessable;

          (e) all of the issued and outstanding capital stock of each
Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or 12 U.S.C. Section 55, and is owned by the Sponsor, directly or through subsidiaries, free of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and none of the issued and outstanding capital stock of the Sponsor or its Significant
Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the charter, by-laws or code of regulations of the
Sponsor or any of its Significant Subsidiaries or under any agreement to which the Sponsor or any of its Significant Subsidiaries is a party or is otherwise bound.

          (f) with respect to the Issuer, on the Closing Date, the Securities have been duly authorized by the Issuer and, when duly executed, authenticated, issued and delivered in accordance with the Declaration against payment therefor as contemplated herein, will be validly issued and represent undivided beneficial interests in the assets of the Issuer, entitled to the benefits provided by the Declaration;

          (g) with respect to the Issuer, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue, sale or delivery of the Securities, except for those which have been obtained and are in full force and effect, and no consent, approval, authorization, order, registration or qualification

                                      -3-

of or with any court or governmental agency or body is required for the consummation of the other transactions contemplated by the Transaction
Documents, except for those which have been obtained and are in full force and effect, and except where the failure to obtain such consent, approval, authorization, order, registration or qualification would not have a Material
Adverse Effect;

          (h) the execution and delivery of the Transaction Documents, the issue of the Securities and the consummation of the other transactions contemplated by the Transaction Documents (and compliance with the terms thereof) do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the organizational documents of such Trust
Party; and the execution and delivery of the Transaction Documents, the issue of the Securities and the consummation of the other transactions contemplated by the Transaction Documents (and compliance with the terms thereof) do not and will not conflict with or result in a breach of any indenture, trust deed, mortgage or other agreement or instrument to which such Trust Party is a party or by which it or any of its properties is bound, or infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over such
Trust Party or any of its properties, except for such conflicts, breaches, defaults or infringements that would not have a Material Adverse Effect;

          (i) there are no pending actions, suits or proceedings against or affecting such Trust Party or any of its properties and, to the best of such
Trust Party's knowledge, no such suits or proceedings are threatened or contemplated that individually or in aggregate could reasonably be expected to have a Material Adverse Effect on the Issuer's issuance of the Securities;

          (j) no event has occurred which, had the applicable Securities already been issued, would reasonably be expected to (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default under the Declaration;

          (k) the Declaration does not require qualification under the U.S.
Trust Indenture Act of 1939, as amended;

          (l) neither the Issuer nor any affiliate of the Issuer nor any person acting on behalf thereof has made offers or sales of the Securities under circumstances that would require the registration of the Securities under the
U.S. Securities Act of 1933, as amended (the "Securities Act");

          (m) the Issuer is not an "investment company" as defined in the U.S.
Investment Company Act of 1940, as amended;

          (n) with respect to the Issuer, any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and any
Transaction Document or the execution, delivery and sale of the Securities have been or will be paid on or prior to the Closing Date;

          (o) there are no contracts, agreements or understandings between any of the Trust Parties or any affiliate thereof and any person granting such person the right to require the

                                      -4-

Issuer to file a registration statement under the Securities Act, with respect to any Securities owned or to be owned by such person; and

          (p) subject to compliance by the Placement Agent with the relevant provisions of Section 6 hereof, the sale of the Securities pursuant to this
Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of each offer or sale of Securities, no form of general solicitation or general advertising was used by the Issuer or its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
Neither the Issuer nor any person acting on its behalf (other than the Placement
Agent) has offered or sold, nor will the Issuer or any person acting on its behalf (other than the Placement Agent) offer or sell directly or indirectly, any Securities or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by the Placement Agent, would render the issuance and sale of any of the
Securities as contemplated hereby a violation of Section 5 of the Securities Act or the registration or qualification requirements of any state securities laws, nor has the Issuer authorized, nor will it authorize, any person to act in such manner.

          (q) The audited consolidated financial statements (including the notes thereto) and schedules of the Sponsor and its consolidated subsidiaries for the year ended December 31, 2003 (the "Financial Statements") and the interim unaudited consolidated financial statements of the Sponsor and its consolidated subsidiaries for the period ended September 30, 2004 (the "Interim Financial
Statements") provided to the Placement Agent are the most recent available audited and unaudited consolidated financial statements of the Sponsor and its consolidated subsidiaries, respectively, and fairly present in all material respects, in accordance with generally accepted accounting principles, the financial position of the Sponsor and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of Interim Financial
Statements, to year-end adjustments. There has been no material adverse change or development with respect to the Interim Financial Statements or earnings of the Sponsor and its subsidiaries, taken as a whole. Such consolidated financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The accountants of the Sponsor who certified the Financial Statements are independent public accountants of the
Sponsor and its Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder as in effect on the date of this Agreement.

          (r) The Sponsor's regulatory reports provided to the Placement Agent are the most recent available such report and the information therein fairly presents in all material respects the financial position of the Sponsor and its subsidiaries.

          (s) Since the respective dates of the the Interim Financial Statements and the regulatory reports there has been no material adverse change or development with respect to the financial condition or earnings of the Sponsor and its subsidiaries, taken as a whole.

                                      -5-

          (t) Neither the Sponsor nor any of its Significant Subsidiaries is
subject to or party to, or has received any notice or advice that any of them may become subject to any investigation with respect to, any agreement, consent decree or other regulatory enforcement action, proceeding or order with or by, or is subject to any directive by, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies or the management or their business (each, a "Regulatory Agreement"), nor has the Sponsor or any of its Significant Subsidiaries been advised by any
Regulatory Agency that it is considering issuing or requesting any such
Regulatory Agreement that, in the reasonable judgment of the Sponsor, is expected to result in a Material Adverse Effect; and there is no unresolved violation or criticism by any Regulatory Agent with respect to any report or statement relating to any examinations of the Sponsor or any of its Significant
Subsidiaries which, in the reasonable judgment of the Sponsor, is expected to result in a Material Adverse Effect. As used herein, the term "Regulatory
Agency" means any federal or state agency, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Sponsor or its
Significant Subsidiaries.

          (u) The Sponsor has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The
Sponsor believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote.

          5. UNDERTAKINGS BY THE ISSUER. The Issuer agrees with the Placement
Agent as follows:

          (a) Neither the Issuer, nor any of its affiliates nor any person authorized to act on its behalf (other than the Placement Agent), will engage in any directed selling efforts with respect to the Securities to any U.S. Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

          (b) Neither the Issuer, nor any of its affiliates nor any person authorized to act on its behalf (other than the Placement Agent), will make offers or sales of Securities under circumstances that would require the registration of the Securities under the Securities Act.

          (c) For so long as any of the Securities are outstanding and are
"restricted securities" within the meaning of Rule 144, the Issuer will provide or cause to be provided to any holder of Securities and any prospective purchaser of the Securities designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4).

          (d) During the period from the date of this Agreement to the Closing
Date, the Sponsor and the Issuer shall use their best efforts to cause their representations and warranties contained in Section 4 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this
Agreement, as if made on and as of the Closing Date.

                                      -6-

          (e) The Sponsor and the Issuer will not claim, and will actively resist any attempts by others to claim, the benefits of any usury laws against holders of Capital Securities or the Debentures.

          (f) Unless and to the extent required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission, the Sponsor
shall not identify the Placement Agent in a press release or any other public statement without the consent of such Placement Agent.

          6. SELLING RESTRICTIONS. The Placement Agent represents and warrants to the Issuer that:

          (a) It understands that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the
United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It has not offered or sold, and will not offer or sell, the Securities within the United
States except to persons whom it reasonably believes to be Qualified
Institutional Buyers (as defined in Rule 144A under the Securities Act), institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) or to certain persons in transactions outside the
United States in accordance with Regulation S under the Securities Act. In connection with any offer or sale in the United States or to or for the benefit of a U.S. Person, it will take reasonable steps to ensure that the purchaser of such Securities is aware that such offer or sale is being made in reliance on
Rule 144A or Regulation D in a manner that would not require registration of the
Securities under the Securities Act or any blue sky law of any State and that future transfers of the Securities may not be made except in compliance with applicable securities laws.

          (b) Neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (c) It will not offer or sell the Securities outside the United
States, except in accordance with the representations described herein and the restrictions set forth below:

     It has offered and sold the Securities, and will offer and sell the
     Securities, during the applicable Distribution Compliance Period (as defined in Rule 902 of Regulations S), only in accordance with Rule 903 or
     904 of Regulation S under the Securities Act. Accordingly, it represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restriction requirements of Regulation S.
     It agrees that, at or prior to the confirmation of sale of Securities, it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities through it during the applicable Distribution Compliance Period a confirmation or notice of substantially the following effect:

                                      -7-

     "The Securities offered hereby have not been registered under the U.S.
     Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S.
     Persons (i) as part of their distribution at any time or (ii) until forty calendar days after the later of the commencement of the offering of the
     Securities or the Closing Date, to persons other than the Placement Agent or other distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulations S or Regulation D or other exemptive provisions under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (d) It acknowledges that no action has been or will be taken by the
Issuer or any other person that would permit the offer or sale of the Securities in any jurisdiction where action to implement such offer or sale of the
Securities is required. The Placement Agent shall not offer or sell any
Securities in any jurisdiction except in compliance with applicable law, and the
Placement Agent agrees, at its own expense, to comply with all such laws. The
Placement Agent shall at its own expense obtain any consent, approval or authorization required for it to offer or sell the Securities under the laws or regulations of any jurisdiction where it proposes to make offers or sales of
Securities.

          7. CONDITIONS PRECEDENT. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties of each Trust Party contained herein as of the date hereof, and, as of the
Closing Date (as if made on the Closing Date), to the accuracy of the statements of each Trust Party made in any certificates delivered pursuant hereto on such date, to the performance by each Trust Party of its obligations hereunder, and to the following additional conditions:

          (a) The Issuer shall have obtained all governmental authorizations required, if any, in connection with the issue and sale of the Securities and the performance of its obligations hereunder and under the Transaction Documents to which it is a party.

          (b) Each Trust Party shall have furnished to the Placement Agent a certificate of such Trust Party signed by, in the case of the Issuer, an
Administrator and, in the case of the Sponsor, the principal executive, financial or accounting officer of the Issuer, dated the Closing Date, to the effect that such signatory has examined this Agreement and that the representations and warranties of such party in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such party has performed all its obligations and satisfied all the conditions on its part to be satisfied at or prior to the Closing Date.

          (c) The Trust Parties shall have furnished to the Placement Agent the corporate opinion of counsel for the Trust Parties, dated the Closing Date, in substantially the form set out in Annex A.

                                      -8-

          (d) The conditions precedent to the performance by the Issuer of its obligations under the Declaration shall have been satisfied or waived.

          (e) Prior to the Closing Date, the Issuer shall furnish to the
Placement Agent such further information, certificates and documents as the
Placement Agent may reasonably request.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates referred to in or contemplated by this
Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Placement Agent and its counsel, this Agreement and all obligations of the Placement Agent hereunder may be canceled by the Placement
Agent at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

          8. INDEMNIFICATION.

          (a) Each Trust Party agrees, jointly and severally, to indemnify and hold harmless the Placement Agent and each person, if any, who controls the
Placement Agent within the meaning of the Securities Act, or the U.S. Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and the respective affiliates, officers, directors and employees of the Placement Agent and each such person (and each and all referred to in Section 8(b) as an "indemnified party"), against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person and the respective affiliates, officers, directors and employees of the Placement Agent and each such person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are connected with the execution and delivery by such Trust Party, and the consummation by such Trust Party of the transactions contemplated by, this Agreement or any other Transaction Document.
Each Trust Party agrees, jointly and severally, to reimburse the Placement Agent and each such affiliate, officer, director, employee or controlling person for any legal or other expenses reasonably incurred by the Placement Agent and each such affiliate, officer, director, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action arising out of or being connected with the execution and delivery by such
Trust Party, and the consummation by such Trust Party of the transactions contemplated by, this Agreement or the other Transaction Documents. This indemnity agreement will be in addition to any liability that any of the Trust
Parties may otherwise have.

          (b) Promptly after receipt by an indemnified party under this Section
8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission and/or delay to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party unless such omission and/or delay caused actual prejudice to the indemnifying party; in case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice, to assume the defense thereof, with counsel

                                      -9-

satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Counsel provided by the indemnifying party may represent the indemnifying party as well as all indemnified parties hereunder subject to the following provisions. If the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to or in conflict with those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party. Notwithstanding anything to the contrary contained herein, such indemnified party may continue any such action on its own at its own expense. The indemnifying party may avoid its duty to indemnify under this Section 8 if the indemnified party, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), effects any settlement or compromise of, or consents to the entry of any judgment in, any pending or threatened action in respect of which any indemnifying party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnifying party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any claim affected without its consent.

          9. CONTRIBUTION.

          (a) In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 8 hereof is for any reason held to be unenforceable for the benefit of an Indemnified
Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Sponsor and the
Trust, on the one hand, and the Placement Agent, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Sponsor and the Trust, on the one hand, and the Placement
Agent, on the other hand, in connection with the statements, omissions or breaches, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          (b) The relative benefits received by the Sponsor and the Trust, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities
(before deducting expenses) received by the Sponsor and the Trust and the
Discount received by the Placement Agent bear to the aggregate of such net proceeds and commissions.

                                      -10-

          (c) The Sponsor and the Trust and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section
9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

          (d) Notwithstanding any provision of this Section 9 to the contrary, the Placement Agent shall not be required to contribute any amount in excess of the Discount.

          (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) For purposes of this Section 9, the Placement Agent, each person, if any, who controls the Placement Agent within the meaning of section 15 of the
Securities Act or Section 20 of the Exchange Act and the respective partners, directors, officers, employees and agents of the Placement Agent or any such controlling person shall have the same rights to contribution as the Placement
Agent, while each officer and director of the Sponsor, each officer and director of the Company, each trustee of the Trust and each person, if any, who controls either the Company or the Sponsor within the meaning of section 15 of the
Securities Act or section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Trust.

          10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Placement Agent, by written notice given to the
Sponsor and the Issuer prior to delivery of and payment for the Securities, if prior to such time (i) a downgrading shall have occurred in the rating accorded the Sponsor's debt securities or preferred stock, if any, by any "nationally recognized statistical rating organization," as that term is used by the
Commission in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Sponsor's debt securities or preferred stock, if any, (ii) the Issuer shall be unable to sell and deliver to the Purchaser at least $20,000,000 stated liquidation value of
Securities, (iii) a suspension or material limitation in trading in securities generally shall have occurred on the New York Stock Exchange, (iv) a suspension or material limitation in trading in any of the Sponsor's securities shall have occurred on the exchange or quotation system upon which the Sponsor's securities are traded, if any, (v) a general moratorium on commercial banking activities shall have been declared either by federal or Delaware authorities or (vi) there shall have occurred any outbreak or escalation of hostilities, or declaration by the United States of a national emergency or war or other calamity or crisis, including acts of terrorism, the effect of which on financial markets is such as to make it, in the Placement Agent's judgment, impracticable or inadvisable to proceed with the offering or delivery of the Securities.

                                      -11-

          11. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The representations, warranties, agreements and undertakings in this Agreement shall continue in full force and effect despite completion of the arrangements for the issue and placement of the Securities or any investigation made by or on behalf of the
Placement Agent.

          12. NOTICES.

          (a) Any communication shall be given by letter or facsimile, in the case of notices to the Issuer, to it at:

          Quanta Capital Statutory Trust II
          c/o Quanta Capital Holdings Ltd.
          Cumberland House
          1 Victoria Street, 4th Floor
          Hamilton, Bermuda HM 11
          Attention: Controller
          Facsimile: (441) 294-6390

in the case of notices to the Sponsor, to it at:

          Quanta Capital Holdings Ltd.
          Cumberland House
          1 Victoria Street, 4th Floor
          Hamilton, Bermuda HM 11
          Attention: Controller
          Facsimile: (441) 294-6390

and in the case of notices to the Placement Agent, to it at:

          Cohen Bros. & Company
          1818 Market Street
          Philadelphia, Pennsylvania 19103
          Facsimile: (215) 861-7898
          Attention: Asset Backed Securities

          (b) Any such communication shall take effect, in the case of a letter, at the time of delivery and in the case of facsimile, at the time of dispatch.

          (c) Any communication not by facsimile shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

          13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS, EXCEPT WITH RESPECT TO AUTHORIZATION AND EXECUTION
BY OR ON BEHALF OF THE SPONSOR WHICH ARE REQUIRED TO BE GOVERNED BY THE LAWS OF
BERMUDA.

                                      -12-

          14. JURISDICTION.

          (a) Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City and County of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby which is brought by the Placement Agent, the Issuer or the Sponsor and
irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding.

          (b) The Sponsor has duly and irrevocably appointed CT Corporation
System in New York, New York as its agent to receive service of process with respect to any such suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          (c) This Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over the Sponsor.

          15. NO BANKRUPTCY PETITION. The Placement Agent covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Securities issued by the Issuer, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law. The provisions of this Section shall survive termination of this Agreement for any reason whatsoever.

          16. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligations hereunder.

          17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          18. DISCLOSURE OF TAX TREATMENT AND TAX STRUCTURE. Notwithstanding
anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the offering contemplated by this Agreement but does not include information relating to the identity of the Sponsor.

                                      -13-

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date hereinabove set forth.

                                   Quanta Capital Holdings Ltd.

                                   By: /s/ John S. Brittain, Jr
                                       -----------------------------------------
                                   Name: John S. Brittain, Jr.
                                   Title: Chief Financial Officer

                                   Quanta Capital Statutory Trust II

                                   By: Quanta Capital Holdings Ltd., as Sponsor

                                   By: /s/ John S. Brittain, Jr.
                                       -----------------------------------------
                                   Name: John S. Brittain, Jr.
                                   Title: Administrator

                                   Cohen Bros. & Company, as Placement Agent

                                   By: /s/ Michael Shenkman
                                       -----------------------------------------
                                   Name: Michael Shenkman
                                   Title: Chief Financial Officer

                                      -14-

                                                                         ANNEX A

     Pursuant to Section 7(c) of the Placement Agreement, special counsel for the Offerors shall deliver an opinion in substantially the following form:

     1. The Company is validly existing as a [MUTUAL/STOCK] insurance company in good standing under the laws of Bermuda and the capital reserve accounts of the
Company and its insurance subsidiaries are in compliance with all applicable regulatory authorities with jurisdiction over such entities. Each of the
Significant Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and each of the
Company and the Significant Subsidiaries has full corporate power and authority to own or lease its properties and conduct its business as such business is currently conducted in all material respects. [All outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and owned of record and beneficially, directly or indirectly by the Company].

     2. The issuance, sale and delivery of the Securities in accordance with the terms and conditions of the Placement Agreement and the Transaction Documents
have been duly authorized by all necessary actions of the Offeror's Board of
Directors (the "Board"). All of the Capital Securities have been duly and validly authorized by the Board and, when delivered in accordance therewith, will be duly and validly issued, fully paid and nonassessable, and will conform to the description thereof in the applicable Transaction Documents. There are no preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Offerors or, to the best of our knowledge, without a duty of inquiry, the Significant Subsidiaries pursuant to the corporate Articles of Incorporation, Bylaws or other governing documents or, to the best of our knowledge, any agreement or other instrument to which either
Offeror or any of the Significant Subsidiaries may be bound.

     3. The Offerors have all requisite corporate and trust power to enter into and perform their obligations under the Transaction Documents, which have been duly and validly authorized, executed and delivered by the Offerors and constitute the legal, valid and binding obligations of the Offerors enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

     4. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance and other laws affecting the rights and remedies of creditors generally and to general principles of equity.

                                       A-1

     5. The Debt Securities have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance and other laws affecting the rights and remedies of creditors generally and to general principles of equity.

     6. Neither of the Offerors nor, any of the Significant Subsidiaries is in
breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, bylaws or other governing documents. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or, to the best of our knowledge, the Significant Subsidiaries or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the articles of incorporation or charter, bylaws or other governing documents of the Offerors or the Significant Subsidiaries or to the
best of our knowledge, without a duty of inquiry, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Offerors or the Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Significant Subsidiaries or any of their respective properties which, in each case, is material to (i) the Offerors and the
Significant Subsidiaries on a consolidated basis and (ii) the transactions contemplated in the Transaction Documents.

     7. Except for filings, registrations, or qualifications that may be required by securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of New York in connection with the transactions contemplated in the Transaction Documents.

     8. To the best of our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Offerors or the Significant
Subsidiaries is or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Offerors or the Significant
Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the Transaction Documents or the issuance and sale of the securities contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and the Significant
Subsidiaries on a consolidated basis.

     9. Assuming the accuracy of the representations and warranties and compliance with the Transaction Documents, it is not necessary in connection with the offering, sale and delivery

                                       A-2

of the securities and the Guarantee Agreement to register the same under the
Securities Act of 1933, as amended, under the circumstances contemplated in the
Transaction Documents, and the Indenture, Declaration and Guarantee Agreement
are not required to be qualified under the Trust Indenture Act of 1939.

     10. Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company", in each case within the meaning of the Investment Company Act of 1940, as amended.

     The foregoing opinion is, with your concurrence, predicated upon and qualified in its entirety by the following:

          (a) The foregoing opinion is based on and is limited to the law of the
State of New York, the General Corporation Law of the State of Delaware and the
relevant law of the United States of America.

          (b) Whenever our opinion is based on circumstances "to the best of our knowledge," "known to us," or similar expressions, we have relied exclusively on certificates of officers or representatives of the Offerors or the Significant
Subsidiaries, as applicable (after discussing the contents thereof with such officers), as to the existence or nonexistence of the circumstances upon which our opinion is predicated. We have no reason to believe, however, that any such certificate is untrue or inaccurate in any material respect.

     This opinion is delivered solely to you and may not be used by you for any other purpose and may not be quoted, circulated or published, in whole or in part, or otherwise referred to or furnished to any other person other than your counsel, without our express prior written authorization.

                                       A-3